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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2005
                                                         -----------------

                               MOVIE STAR, INC.
                               ----------------
              (Exact Name of Registrant as Specified in Charter)

           New York                       1-5893                13-5651322
--------------------------------   ---------------------   ---------------------
 (State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)               File Number)         Identification No.)

   1115 Broadway, New York, New York                                   10010
----------------------------------------                           -------------
    (Address of Principal Executive                                 (Zip Code)
               Offices)

Registrant's telephone number, including area code:   (212) 684-3400
                                                      --------------

                                 Not Applicable
                                 --------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

| |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE

      On December 13, 2005, Movie Star, Inc. issued a press release included as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits:

            99.1  Press Release dated December 13, 2005

                                       2

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 14, 2005                       MOVIE STAR, INC.

                                          By:   /s/ Thomas Rende
                                                ------------------------------
                                                Thomas Rende
                                                Chief Financial Officer and
                                                Principal Accounting Officer

                                       3